Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
8. Income Taxes
Components of the income tax expense during the years ended December 31, 2021, 2020 and 2019 were as follows (in thousands):

	2021	2020	2019
Current expense (benefit):
Foreign	$133	$—	$436
Federal	—	—	(35)
State	42	47	102

	175	47	503
Deferred expense (benefit):
Foreign	(84)	154	(427)
Federal	(1,469)	(1,404)	114
State	(643)	(354)	23

	(2,196)	(1,604)	(290)

Total income tax expense (benefit)	$(2,021)	$(1,557)	$213

Income tax expense (benefit) differs from the amount that would be calculated by applying federal statutory rates to loss before income taxes primarily because of the valuation allowance on deferred tax assets. A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	2021	2020	2019
Income tax benefit at the federal statutory rate	21.00%	21.00%	21.00%
Change in valuation allowance	(22.43)%	(23.36)%	(27.11)%
State income tax	10.43%	5.60%	6.04%
Permanent: fair market value adjustments	6.29%	(3.05)%	(0.30)%
Deferred: stock compensation	(12.65)%	—%	—%
Transaction costs	1.80%	—%	—%
Research and development credits	1.20%	—%	—%
Legal settlement	(1.20)%	—%	—%
Other	(2.12)%	2.49%	—%

Effective income tax rate	2.32%	2.68%	(0.37)%

The components of the deferred tax assets and liabilities recognized in the Company’s Consolidated Balance Sheets as of December 31, 2021 and 2020 were as follows (in thousands):

	2021	2020
Deferred tax assets:
Net operating losses	$82,115	$58,376
Share-based compensation expense	10,798	13,119
Accrued expenses	2,787	2,264
Property and equipment and internal use software	515	461
Contract liabilities	1,705	2,852
Interest expense	14,999	12,220
Tax credits	4,518	488
Deferred revenue	814	989
Intangible assets	12,961	10,754
Intangible assets (indefinite life)	816	963
Other	3,522	4,185
Valuation allowance	(112,146)	(90,010)

Total deferred tax assets	23,404	16,661
Deferred tax liabilities:
Intangible assets	(19,762)	(11,243)
Intangible assets (indefinite life)	(1,953)	(1,955)
Beneficial conversion feature	—	(2,945)
Other	(1,929)	(1,007)

Total deferred tax liabilities	(23,644)	(17,150)

Net deferred tax liability	$(240)	$(489)

The components of loss from operations, before income taxes, are as follows (in thousands):

	2021	2020	2019
Domestic	$(91,261)	$(55,889)	$(40,106)
Foreign	4,111	(2,227)	882

Total loss before income tax expense	$(87,150)	$(58,116)	$(39,224)

The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets. Management has considered the Company’s history of cumulative net losses incurred since inception and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Accordingly, a valuation allowance has been established against the net deferred tax assets. Therefore, no federal tax benefit has been recorded for the net operating losses and the research tax credits during the years ended December 31, 2021, 2020 and 2019.
As of December 31, 2021 and 2020, net operating loss carryforwards are as follows (in thousands):

	2021	2020
Net Operating Losses – Federal	$310,429	$226,749
Net Operating Losses – State	269,521	165,719
Net Operating Losses – International	3,530	4,948

Total net operating losses	$583,480	$397,416

The state and
pre-2018
federal net operating loss carryforwards will start to expire in 2023 (through 2037), while the foreign and post-2017 federal net operating loss carryforwards are indefinite. Of the estimated $310.4 million in federal net operating losses that existed on December 31, 2021, $112.3 million were generated after 2017 and will not expire. The realization of the Company’s existing net operating losses was analyzed to determine if any of the losses would be limited under Section 382. It was determined, based on historical ownership changes and acquisitions through the date of the Business Combination, that of the $255.3 million in net operating losses that existed on July 1, 2021, $1.5 million will be limited indefinitely, and the remaining $46.8 million in net operating losses are 382 limited and will become available ratably through 2032. Of the $580.0 million in federal and state net operating loss carryforwards,, an estimated $56.2 million relates to the acquisition of CareLinx. The Company will continue to refine the estimate through the measurement period, as provided under ASC 805.
Federal net operating losses generated in taxable years beginning after December 31, 2017 can be carried forward indefinitely but are limited to 80% of taxable income in any year. Therefore, taxable temporary differences related to indefinite-lived intangibles may now be used as a source of future taxable income in assessing the realizability of post-2017 federal loss carryforwards. The realization of the Company’s deferred tax assets (including its net operating loss carryforwards) has been analyzed and a valuation allowance established where it is not more-likely-than-not
to be realized based on positive and negative evidence. The valuation allowance increased $22.1 million during the year ended December 31, 2021.
Changes in the valuation allowance for deferred tax assets during the years ended December 31, 2021 and 2020 are as follows (in thousands):

	2021	2020
Valuation allowance as of beginning of the year	$90,010	$83,218
Increases to valuation allowance during the year	22,136	6,792

Valuation allowance as of end of year	$112,146	$90,010

The Tax Cuts and Jobs Act of 2017 (“TCJA”), as signed by the President of the United States on December 31, 2017, significantly revised U.S. tax law, including the reduction of the U.S. federal corporate tax rate from 35% to 21%, and created a modified territorial taxing system for international operations. Among the various foreign income inclusion provisions enacted, the Company is directly impacted by the “global intangible low taxed income” (“GILTI”). The Company’s accounting policy election is to treat the GILTI tax as a period cost. Under this provision, foreign income generated by its controlled foreign corporations is subject to U.S. tax; GILTI tax for 2021 totaled $0.4 million.
The Company has not recognized income tax on the basis difference inherent in its foreign subsidiaries, as these amounts continue to be permanently reinvested in foreign operations. Foreign income will be subject to U.S. income tax upon repatriation. No determination has been made on the basis difference of foreign operations or amount of any unrecognized deferred income tax liability related to the basis difference. Determination of the amount is not practical because of the complexities of the hypothetical calculation.
The Company evaluates tax positions for recognition using a
more-likely-than-not
recognition threshold, and those tax positions eligible for recognition are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon the effective settlement with a taxing authority that has full knowledge of all relevant information. The Company recognizes accrued interest and penalties associated with uncertain tax positions as part of the tax provision. As of December 31, 2021, the Company’s uncertain tax positions were not material and, therefore, accrued interest or penalties related to uncertain tax positions were also not material. No Federal income taxes were paid in 2021, 2020 and 2019.